UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2018

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1125 E. Broadway, Suite 770

Glendale, California 91250

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On October 10, 2018, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on October 9, 2018, the Company completed its acquisition of Egnitus Inc., a Nevada corporation (“Egnitus”). This Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide the historical interim financial statements of Egnitus as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 and the unaudited pro forma condensed financial information for the Company and Egnitus for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018 and the audited financial statements for Egnitus for the years ended December 31, 2017 and 2016.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Exhibit 99.1 filed herewith contains the audited financial statements of Egnitus and its subsidiaries as of and for the year ended December 31, 2017 and 2016 in satisfaction of the Item 9.01(a) requirements.

Exhibit 99.2 filed herewith contains the unaudited interim financial statements of Egnitus and its subsidiaries as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 in satisfaction of the Item 9.01(a) requirements.

(b) Pro Forma Financial Information

Exhibit 99.3 filed herewith contains the unaudited pro forma condensed combined financial information of the Company and Egnitus for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, in satisfaction of the Item 9.01(b) requirements.

(d) Exhibits

Exhibit No.	Description
99.1	Financial Statements of Egnitus (Audited)
99.2	Financial Statements of Egnitus (Unaudited)
99.3	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Dated: March 8, 2019	By:	/s/ Ali Kasa
Ali Kasa President